                                            EXHIBIT 99.28

====================================================================================================
                                 OFFICE OF THE UNITED STATES TRUSTEE
====================================================================================================
In re:                                                    Chapter 11 Trustee Operating Report
Performance Asset Management Fund IV, Ltd.
James J. Joseph, Trustee
2029 Century Park East, 3rd Floor                         Report Number : 28             Page 1 of 3
Los Angeles, CA  90067
-------------------------------------------
Chapter 11 Case No. SA 98 27105 RA                        For the period From : 04/01/01 to 04/30/01
====================================================================================================

1.   Profit and Loss Statement
     A.   Related to Business Operations
          Gross Sales / Rents                                                     335,986.11
                                                                                ------------
          Less :   Sales Returns and Discounts                                          0.00
                                                                                ------------
               Net Sales                                                                        335,986.11
                                                                                              ------------
          Less :   Cost of Goods Sold
                   Collection Costs                                                     0.00
                                                                                ------------
                   Commissions, Escrow Fees & Closing Costs                             0.00
                                                                                ------------
          Less :   Ending Inventory at Cost                                             0.00
                                                                                ------------
               Cost of Goods Sold                                                                     0.00
                                                                                              ------------
                   Gross Profit                                                                               335,986.11
                                                                                                            ------------
                   Other Operating Revenues                                                                         0.00
                                                                                                            ------------
          Less :   Operating Expenses:
               Officer Compensation                                                     0.00
                                                                                ------------
               Salaries and Wages -                                                     0.00
                                                                                ------------
                   Total Salaries and Wages                                                           0.00
                                                                                              ------------
                   Employee Benefits and Pensions                                                     0.00
                                                                                              ------------
               Payroll Taxes                                                            0.00
                                                                                ------------
               Real Estate Taxes                                                        0.00
                                                                                ------------
               Federal and State Income Taxes                                         800.00
                                                                                ------------
                   Total Taxes                                                                      800.00
                                                                                              ------------
               Rent and Lease Exp.(Real Property and Personal Property)                 0.00
                                                                                ------------
               Interest Expense (Mortgage, Loan, Etc.)                                  0.00
                                                                                ------------
               Insurance                                                                0.00
                                                                                ------------
               Automobile Expenses                                                      0.00
                                                                                ------------
               Utilities (Gas, Electricity, Water, Telephone, Etc.)                     0.00
                                                                                ------------
               Depreciation and Amortization                                            0.00
                                                                                ------------
               Repairs and Maintenance                                                  0.00
                                                                                ------------
               Advertising                                                              0.00
                                                                                ------------
               Supplies-Office Expenses, Photocopies, Etc.                              0.00
                                                                                ------------
               Bad Debts                                                                0.00
                                                                                ------------
               Miscellaneous Operating Expenses (See Attached)                    228,054.03
                                                                                ------------
                   Total Operating Expenses                                                                   228,854.03
                                                                                                            ------------

                        Net Gain / Loss from Business Operations                                              107,132.08
                                                                                                            ------------


     B.   Not Related to Business Operations
          Income :
               Interest Income                                                                   23,216.96
                                                                                              ------------
               Other Non-Operating Revenues (Specify)                                                 0.00
                                                                                              ------------
               Gross Proceeds on Sale of Assets                                         0.00
                                                                                ------------
               Less :   Original Cost of Assets plus Expenses of Sale                   0.00
                                                                                ------------
                        Net Gain / Loss of Sale of Assets                                             0.00
                                                                                              ------------
               Total Non-Operating Income                                                                      23,216.96
                                                                                                            ------------
           Expenses Not Related to Business Operations:
               Legal and Professional Fees/Costs (See Section 7 - Professional Fees)                  0.00
                                                                                              ------------
               Other Non-Operating Expenses (U.S. Trustee Funds)                                      0.00
                                                                                              ------------
                        Total Non-Operating Expenses                                                                0.00
                                                                                                            ------------

     NET INCOME / LOSS FOR PERIOD                                                                             130,349.04
                                                                                                            ============

================================================================================
                                OPERATING REPORT
================================================================================

================================================================================
       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 28            PAGE 2 OF 3
================================================================================

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable) :

                       =================  =========================
                       ACCOUNTS PAYABLE     ACCOUNTS RECEIVABLE
                       =================  =========================
    Current - 30 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 31 - 60 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 61 - 90 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue 91 - 120 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue Over 120 Days  $            0.00  $                    0.00
                       =================  =========================
TOTAL                  $            0.00  $                    0.00
                       =================  =========================
                                          Includes Pre-Petition A/R

3.   Statement of Status of Payments to Secured Creditors and Lessors :

============================================================================
                FREQUENCY                                 POST-PETITION
             OF PAYMENT PER    AMOUNT    NEXT          PAYMENTS NOT MADE *
CREDITOR /  CONTRACT / LEASE   OF EACH  PAYMENT
LESSOR      (I.E., MO., QTR.)  PAYMENT    DUE          NUMBER         AMOUNT
==========  =================  =======  =======  ===================  ======

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

============================================================================

4.   Tax Liability
          Gross Payroll Expenses for Period :              $0.00
                                                           ----------------
          Gross Sales for Period Subject to Sales Tax :    $0.00
                                                           ----------------

                                       ===========================================================
                                       DATE PAID  AMOUNT PAID *   POST-PETITION TAXES STILL OWING
                                       =========  ==============  ================================
Federal Payroll and Withholding Taxes             $         0.00
State Payroll and Withholding Taxes               $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
Real Property Taxes                               $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00

                                       ===========================================================
                                       *    Attach photocopies of depository receipts from taxing
                                            authorities or Financial institutions to verify that
                                            such deposits have been made.

5.   Insurance Coverage

                            ==============================================================
                            CARRIER / AGENT NAME  AMOUNT OF      POLICY       PREMIUM PAID
                                                  COVERAGE   EXPIRATION DATE  THROUGH DATE
                            ====================  =========  ===============  ============
Worker's Compensation       Not Applicable
                            --------------------  ---------  ---------------  ------------
Liability                   Not Applicable
                            --------------------  ---------  ---------------  ------------
Fire and Extended Coverage  Not Applicable
                            --------------------  ---------  ---------------  ------------
Property
Building Contents           Not Applicable
                            --------------------  ---------  ---------------  ------------
Flood                       Not Applicable
                            --------------------  ---------  ---------------  ------------
Earthquake                  Not Applicable
                            --------------------  ---------  ---------------  ------------
Business Income             Not Applicable
                            --------------------  ---------  ---------------  ------------
Boiler / Property Damage    Not Applicable
                            ==============================================================

================================================================================
       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 28            PAGE 3 OF 3
================================================================================

6.   Questions:

     A. Has the Trustee provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

                  :     Yes     Explain:
              ---                       ----------------------------------------
               XX :     No
              ---

     B. Has the Trustee subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                  :     Yes     Explain:
              ---                       ----------------------------------------
               XX :     No
              ---

7.   Statement  of  Unpaid  Professional Fees (Post-Petition Amounts Only) :

=======================================================================================
NAME OF PROFESSIONAL   STATE TYPE OF PROFESSIONAL     TOTAL POST-PETITION AMOUNT UNPAID
                      (ATTORNEY, ACCOUNTANT, ETC.)       CURRENT        TOTAL TO DATE
====================  ============================  =================  ================

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

=======================================================================================

8. Narrative Reports of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every Calendar quarter)

==========================================================================================================
QUARTERLY PERIOD  TOTAL DISBURSEMENTS   QUARTERLY FEE   DATE PAID  AMOUNT PAID   CHECK NO.  QUARTERLY FEE
     REPORTS          PER QUARTER                                                            STILL OWING
================  ====================  ==============  =========  ============  =========  ==============

12/31/00          $       1,571,000.00  $     3,750.00   01/31/01  $   3,750.00      10022  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
03/31/99          $          73,884.00  $       500.00   04/21/99  $     500.00      10006  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
06/30/99          $         519,356.75  $     3,750.00   07/23/99  $   3,750.00      10013  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
09/30/99          $         400,673.00  $     3,750.00   10/28/99  $   3,750.00      10014  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
12/31/99          $         693,765.00  $     3,750.00   01/27/00  $   3,750.00      10015  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
03/31/00          $         163,473.00  $     1,250.00   05/19/00  $   1,250.00      10018  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
06/30/00          $          48,633.00  $       500.00   08/09/00  $     500.00      10020  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
09/30/00          $         550,254.00  $     3,750.00   10/20/00  $   3,750.00      10021  $         0.00
==========================================================================================================

I, James J. Joseph, Trustee, declare under penalty of perjury that the information contained in the above Trustee Operating Report is true and complete to the best of my knowledge.
Note:  The Trustee has obtained an order tom allocate among the administratively consolidated estates when court approved payments to professionals are made. Accrued fees for all estates are reflected on the Vision Capital Services operating report in that all cases are administratively consolidated under the Vision case number.


           Date:   5/18/01                        /s/ James J. Joseph
                 -------------------       -------------------------------------
                                                  James J. Joseph, Trustee

Performance Asset Management Fund IV, Ltd.

James J. Joseph, Trustee

2029 Century Park East

3rd Floor

Los Angeles, CA 90067



Chapter 11 Case No. SA 98-27105 RA

Operating Report # 28                     From :  04/01/01
                                            To :  04/30/01



Schedule of Miscellaneous Operating Expenses
--------------------------------------------

-------------------------------------  ---------------------------  --------------  -------------
               EXPENSE                         VENDOR                   AMOUNT          TOTAL
-------------------------------------  ---------------------------  --------------  -------------

COLLECTION COST REIMBURSEMENT          PCM(OPERATING)               $     5,645.36  $    5,645.36
FOR 02/28/01
PORTFOLIO PURCHASE# 435                PCM(PAM FUND PURCHASE        $    50,756.42  $   50,756.42
ACQUISITIONFEE FOR # 435               PCM(OPERATING)               $     5,075.64  $    5,075.64
PCM MANAGEMENT RECEIVABLES             PCM(OPERATING)               $     5,536.22  $    5,536.22
FOR 03/2001
TSF OF FUNDS FOR 2000 YEAR             PCM(OPERATING)               $       591.16  $      591.16
PORTFOLIO PURCHASE# 431                PCM(PAM FUND PURCHASE        $   145,862.94  $  145,862.94
ACQUISITIONFEE FOR # 431               PCM(OPERATING)               $    14,586.29  $   14,586.29



                                                                                    =============
                                                                       TOTAL           228,054.03

================================================================================
                                                                     Page 1 of 1
                       OFFICE OF THE UNITED STATES TRUSTEE
                         CENTRAL DISTRICT OF CALIFORNIA
================================================================================

IN RE:                   TRUSTEE INTERIM STATEMENT
PERFORMANCE ASSET MGMT           STATEMENT NUMBER:    028
FUND IV, LTD                  FOR THE PERIOD FROM:    040101
JAMES J. JOSEPH,                               TO:    043001
CHAPTER 11 TRUSTEE
-----------------------

CASE NO. SA 98-27105 RA
=======================

                                                      Operating     30-Day C.D.   Money Market  Money Market
                                                       Account        Account       Account       Account
CASH ACTIVITY ANALYSIS                                14-088-407    426-570-001   6704-559087   14-088-679
                                                      ------------  ------------  -----------  -------------
A.  Total Receipts Per All Prior Interim
      Statements . . . . . . . . . . . .   . . . . .  1,151,587.60    823,854.21   654,976.41  13,730,281.32
                                                      ------------  ------------  ------------ -------------
B.  Less : Total Disbursements Per All
      Prior Interim Statements . . . . .   . . . . .  1,151,487.60    823,854.21   654,976.41   4,684,967.10
                                                      ------------  ------------  -----------  -------------
C.  Beginning Balance. . . . . . . . . .   . . . . .        100.00          0.00         0.00   9,045,314.22
                                                      ============  ============  ===========  =============
D.  Receipts During Current Period

              Per Attached Schedule. . .   . . . . .        800.00          0.00         0.00     359,203.07

              Total Receipts . . . . . .   . . . . .        800.00          0.00         0.00     359,203.07
                                                      ------------  ------------  -----------  -------------
E.  Balance Available. . . . . . . . . .   . . . . .        900.00          0.00         0.00   9,404,517.29
                                                      ------------  ------------  -----------  -------------
F.  Less : Disbursements During Period

              Per Attached Schedule. . .   . . . . .        800.00          0.00         0.00     228,854.03

              Total Disbursements. . . .   . . . . .        800.00          0.00         0.00     228,854.03
                                                      ============  ============  ===========  =============
G.  Ending Balance                                          100.00          0.00         0.00   9,175,663.26
                                                      ============  ============  ===========  =============
H.  Disbursements for Quarterly Fees . .   . . . . .        800.00          0.00         0.00     228,054.03
                                                      ============  ============  ===========  =============
                                                                   ACCOUNT CLOSED ACCOUNT CLOSED
                                                                   02/22/00       03/01/99

I.   (1)  Operating  Account  :
          (a)  Imperial  Bank,  9757  Wilshire  Blvd.,  Beverly  Hills,  CA  90212
          (b)  Account Number:  14-088-407
     (2)  30-Day  C.D.
          (a)  Imperial  Bank,  9757  Wilshire  Blvd.,  Beverly  Hills,  CA  90212
          (b)  Account  Number:  426-570-001
     (3)  Money  Market  Account
          (a)  Wells  Fargo,  1661  No.  Raymond,  Anaheim,  CA  92801
          (b)  Account Number:  6704-559087
     (4)  Money  Market  Account
          (a)  Imperial  Bank,  9757  Wilshire Blvd.,  Beverly  Hills,  CA  90212
          (b)  Account  Number:  14-088-679


          BOND:  $17,500,000.00
BANKRUPTCY JUDGE : HON. ROBERT W. ALBERTS

I, James J. Joseph, declare under penalty of perjury that the information contained in the above Interim Statement is true and complete to the best of my knowledge.

Dated:  5/18/01                   Signed:  /s/ James J. Joseph
----------------------------      ----------------------------------------------
                                               James J. Joseph, Trustee


================================================================================

CASE NAME : PERFORMANCE ASSET MGMT FUND IV LTD
CASE NUMBER : SA 98-27105 RA

            STATEMENT NUMBER:   028
RECEIPTS FOR THE PERIOD FROM:   040101
                          TO:   043001
OPERATING ACCOUNT # 14-088-407                                             AMOUNT
---------------------------------------------------------------------------------
04/05-MONEYMARKET               TRANSFER FOR A/P                           800.00





                                                                    -------------
                                                           TOTAL           800.00
                                                                    =============

CASE NAME : PERFORMANCE ASSET MGMT FUND IV, LTD
CASE NUMBER : SA 98-27105 RA

                 STATEMENT NUMBER:   028
DISBURSEMENTS FOR THE PERIOD FROM:   040101
                               TO:   043001
OPERATING ACCOUNT # 14-088-407                                                          CHECK
NAME OF PAYEE                        DESCRIPTION                               AMOUNT   NUMBER  DATE
--------------------------------------------------------------------------------------------------------
FRANCHISE TAX BOARD                  EXTENSION FOR LIMITED LIABILITY FOR 2000  800.00   10024   04/05/01







                                                                          -----------
                                                                 TOTAL         800.00
                                                                          ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND, IV, LTD
CASE NUMBER : SA 98 27105 RA
            STATEMENT NUMBER:       028
RECEIPTS FOR THE PERIOD FROM:       040101
                          TO:       043001
MONEY MARKET ACCOUNT # 14-088-679                                                       AMOUNT
----------------------------------------------------------------------------------------------
04/02-PCM(SUSPENSE)                 CHASE MANHATTAN BUYBACK SPLIT# 02385029              27.86
04/05-PCM(SUSPENSE)                 WELLS FARGO BUYBACK SPLIT# 0114667                   11.00
04/09-PCM(PARTNERSHIP RESERVE)      JANUARY 2001 COLLECTION SHARE                   173,347.99
04/16-PCM(WIRE ACCOUNT)             TSF OF HAIGHT,HAIGHT & LANDAU WIRE                3,227.81
04/30-PCM(PARTNERSHIP RESERVE)      FEBRUARY 2001 COLLECTION SHARE                  159,371.45
04/30-IMPERIAL BANK                 APRIL 2001 INTEREST                              23,216.96



                                                                                  ------------
                                                                       TOTAL        359,203.07
                                                                                  ============

CASE NAME : PERFORMANCE ASSET MGMT FUND, IV, LTD
CASE NUMBER : SA 98 27105 RA

                 STATEMENT NUMBER:     028
DISBURSEMENTS FOR THE PERIOD FROM:     040101
                               TO:     043001
MONEY MARKET ACCOUNT # 14-088-679                                                                     CHECK
NAME OF PAYEE                          DESCRIPTION                                       AMOUNT       NUMBER  DATE
----------------------------------------------------------------------------------------------------------------------
OPERATING                              TRANSFER FOR A/P                                      800.00   TSF     04/05/01
PCM(OPERATING)                         TSF FOR COLLECTION COST REIMB. FOR 02/28/01         5,645.36   TSF     04/09/01
PCM(PAM FUND PURCHASE ACCOUNT)         PORTFOLIOPURCHASE# 435                             50,756.42   TSF     04/14/01
PCM(OPERATING)                         ACQUISITION FEE FOR PORTFOLIO# 435                  5,075.64   TSF     04/14/01
PCM(OPERATING)                         TSF FOR PCM MANAGEMENT RECEIVABLES FOR 03/2001      5,536.22   TSF     04/16/01
PCM(OPERATING)                         TSF OF FUNDS FOR YEAR 2000 INVESTOR K-1'S             591.16   TSF     04/16/01
PCM(PAM FUND PURCHASE ACCOUNT)         PORTFOLIOPURCHASE# 431                            145,862.94   TSF     04/25/01
PCM(OPERATING)                         ACQUISITION FEE FOR PORTFOLIO# 431                 14,586.29   TSF     04/25/01



                                                                                         ----------
                                                                               TOTAL     228,854.03
                                                                                         ==========